[Guthrie Savings, Inc. Letterhead]









June 18, 1996

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Guthrie Savings, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of the Company and its wholly-owned subsidiary, Guthrie Federal Savings Bank, 120 North Division, Guthrie, Oklahoma on July 18, 1996, at 5:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Regier Carr & Monroe, L.L.P., certified public accountants, will be present to respond to any questions stockholders may have.

      The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ William L. Cunningham
                                          William L. Cunningham
                                          President
                                          Guthrie Savings, Inc.

                             GUTHRIE SAVINGS, INC.
                              120 NORTH DIVISION
                           GUTHRIE, OKLAHOMA  73044
                                (405) 282-2201

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on July 18, 1996

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Guthrie Savings, Inc. ("the Company"), will be held at the office of the Company and its wholly-owned subsidiary, Guthrie Federal Savings Bank, at 120 North Division, Guthrie, Oklahoma on July 18, 1996, 5:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of one director of the Company;

2. The ratification of the appointment of Regier Carr & Monroe, L.L.P., as independent auditors of the Company for the fiscal year ending March 31, 1997; and

3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on June 7, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Deborah Kay Mason
                                    Deborah Kay Mason
                                    Secretary
Guthrie, Oklahoma
June 18, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                             GUTHRIE SAVINGS, INC.
                              120 NORTH DIVISION
                           GUTHRIE, OKLAHOMA  73044

                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 18, 1996

                                    General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Guthrie Savings, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company and Guthrie Federal Savings Bank, (the "Bank") at 120 North Division, Guthrie, Oklahoma on July 18, 1996, 5:00 p.m. local time (the "Meeting"). The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 18, 1996. The Company acquired all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on October 11, 1994 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (i) the election of one director, and (ii) the ratification of the appointment of Regier Carr & Monroe, L.L.P., as independent auditors of the Company for the fiscal year ending March 31, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


                      Voting and Revocability of Proxies

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.


                Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on June 7, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 464,901 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of

Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of a director, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors as set forth in Proposal II and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                   Percent of Shares of
                                           Amount and Nature of         Common Stock
Name of Beneficial Owner                   Beneficial Ownership         Outstanding

Guthrie Federal Savings Bank Employee
Stock Ownership Plan                                      41,210            8.9%
120 North Division, Guthrie, Oklahoma

Neil L. Pruitt                                            45,000            9.7
P.O. Box 1210, Toccoa, Georgia

Laifer Capital Management, Inc.                           32,800            7.1
45 West 45th St., New York, New York

All Directors and Executive Officers as a Group
(7 persons)                                               84,606           17.9%





                                        -2-




- ----------------------------------

(1)   Based upon a Schedule 13G dated February 7, 1996.
(2)   Based upon a Schedule 13D dated July 13, 1995.
(3) Includes 11,700 shares of Common Stock in which Laifer Capital Management, Inc. possesses shared power of disposition.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes options to purchase 51,512 shares that were granted pursuant to the 1994 Stock Option Plan that are exercisable within 60 days of the voting record date. See "Director and Executive Officer Compensation - Other Benefits - 1994 Stock Option Plan." Includes 15,863 shares that were awarded under the MSBP over which shares the individuals exercise sole or shared voting rights. See "Director and Executive Officer Compensation - Other Benefits - Management Stock Bonus Plan."
(5) Excludes 35,029 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such individuals serve as members of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Other Benefits - Employee Stock Ownership Plan."


                    FILING OF BENEFICIAL OWNERSHIP REPORTS

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended March 31, 1996.


        I - INFORMATION WITH RESPECT TO NOMINEE FOR DIRECTOR, DIRECTORS
                 CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

      The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of five members. One director will be elected at the Meeting to serve for a three-year term or until his successor has been elected and qualified.

      James V. Seamans has been nominated by the Board of Directors to serve as a director. Mr. Seamans is currently a member of the Board and has been nominated for a three-year term to expire in 1999. It is intended that the person named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

      The following table sets forth information with respect to the nominee and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.




                                                                Shares of
                                 Year First     Current       Common Stock
                                 Elected or     Term to    Beneficially Owned     Percent
Name                  Age(1)    Appointed(2)    Expire           (3)(4)          of Class
- ----                  ------    ------------    -------         --------         --------

                                  BOARD NOMINEES FOR TERM TO EXPIRE IN 1998

James V. Seamans        57           1992        1996             17,945           3.86%

                                       DIRECTORS CONTINUING IN OFFICE

William L. Cunningham   56           1974        1997             14,744           3.15%

Alvin R. Powell, Jr.    63           1990        1997             20,221           4.34%

Keith Camerer           68           1988        1998             18,021           3.87%

H. Stephen Ochs         46           1988        1998              7,537           1.61%



(1)   At March 31, 1996.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank during May 1994 became directors of the Company when it was incorporated in May 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes 515 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.
(5) Excludes 35,029 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such individual serves as a member of the ESOP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 6,181 shares have been allocated under the ESOP to participant accounts.
(6) Includes 2,576 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.
(7) Includes 515 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.
(8) Includes 515 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.
(9) Includes 1,854 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.

      The following individuals hold the executive offices in the Company set forth opposite their names.

Name                          Age(1)      Positions Held With the Company

William L. Cunningham          56         Chief Executive Officer and
                                           President

H. Stephen Ochs                46         Vice President

Kathleen Ann Warner            45         Vice President

Name                          Age(1)      Positions Held With the Company

Kimberly D. Walker             39         Treasurer

Deborah K. Mason               45         Secretary


(1)   At March 31, 1996.


      The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors. Since the formation of the Company, none of the executive officers, directors, or other personnel have received remuneration from the Company.

Biographical Information

      Set forth below is certain information with respect to the directors of the Company. All directors and executive officer have held their present positions for five years unless otherwise stated.

      Keith Camerer has served as a director of the Bank since 1988 and as a director of the Company since its formation in May 1994. Mr. Camerer is the co-owner of Jelsma Abstract Company, an abstract and title company. He is also a member of the Guthrie Lions Club.

      William L. Cunningham has been with the Bank for 30 years and with the Company since its formation in May 1994. He is the immediate past Chairman of the Oklahoma League of Savings Institutions. Mr. Cunningham is also a member of the Logan County Economic Development Board, the Guthrie Rotary Club, and the Logan County Historical Society.

     H. Stephen Ochs has been with the Bank for 15 years and with the Company since its formation in May 1994. Mr. Ochs is also a member of the Guthrie Lions Club.

     Alvin R. Powell, Jr. has been a director of the Bank since 1988 and as a director of the Company since its formation in May 1994. Mr. Powell is self employed as a theater owner and real estate broker. He is a partner in Beacon Drive-In Theater and the owner of Homestead Real Estate of Guthrie. He is also a member of the Guthrie Lions Club, the Arts and Humanities Council, and the Guthrie Industrial Foundation.

     James V. Seamans has been a director of the Bank since October 1992 and a director of the Company since its formation in May 1994. Dr. Seamans is self employed as a Dentist. He is also a member of the Guthrie Rotary Club.

      Kimberly D. Walker has been with the Bank for 9 years and the Company since its formation in May 1994. Ms. Walker is a member of the Financial Managers Society and a member of the parent- teacher organization of the Guthrie Christian School.

      Kathleen Ann Warner has been with the Bank for 24 years and the Company since its formation in May 1994. Ms. Warner is a member of the Logan County Historical Society, the Guthrie Chamber of Commerce and the Guthrie Chapter of Business and Professional Women.

     Deborah K. Mason has been with the Bank for 15 years and the Company since its formation in May 1994. Ms. Mason is a board member of the Logan County Chapter of the American Heart Association.

Nominations for Director

      Pursuant to Article X of the Company's Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Certificate of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Certificate of Incorporation, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended March 31, 1996, the Board of Directors held 12 regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and the Company and committees during the time such director served during the fiscal year ended March 31, 1996.

      The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedures for this purpose. During the fiscal year ended March 31, 1996, the Board of Directors met one time as the Nominating Committee.

      The Executive Committee of the Bank, which is comprised of all five members of the Board of Directors, acts as the Compensation Committee. In its capacity as the Compensation Committee, the Executive Committee reviews the performance and compensation of the officers of the Company. The Executive Committee met one time in its capacity as the Compensation Committee during the 1996 fiscal year.

      The Audit Committee of the Bank is comprised of the entire Board of Directors of the Bank. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for reviewing and approving internal controls for financial reporting. The Committee meets quarterly.


                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

      During fiscal year 1996 each non-employee member of the Board of Directors of the Company received a fee of $500 per board meeting held including special meetings. No fees for meetings are paid to Board members who are employees. No additional fees are paid for committee meetings. For the year ended March 31, 1996, total fees paid to directors were $21,000.

      Directors received awards of stock options and restricted stock under the 1994 Stock Option Plan and the MSBP subject to stockholder approval of such plans. See "- Other Benefits - 1994 Stock Option Plan" and "- Management Stock Bonus Plan," herein.

Executive Officer Compensation

      The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.
The Company has agreed to reimburse the Bank for use of Bank employees.

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the years ended March 31, 1996, 1995, and 1994 that exceeded $100,000 for services rendered in all capacities to the Company.



                                                                   Long Term Compensation
                                 Annual Compensation                        Awards
                                                                                 Securities
                                                                   Restricted    Underlying
Name and                Fiscal                     Other Annual       Stock       Options/     All Other
Principal Position       Year    Salary    Bonus   Compensation(1)  Awards($)2)  SARs(#)(4)  Compensation(5)

William L. Cunningham    1996   $60,900   $    --     $ 2,928       $65,031(3)      12,878      $10,088
President and Chief      1995   $60,900   $ 1,525     $25,224            --             --      $ 4,008
  Executive Officer      1994   $60,900   $   868     $    --            --             --      $    --

- ------------------------

(1) For 1995, includes $25,224 paid with Board of Director approval and in accordance with the Company's and the Bank's employment policy which was a payment for vacation time that had accrued over several years which had been expensed as it was earned. For 1996, the payment for vacation time totalled $2,928. Does not include the value of certain other benefits, which do not exceed 10% of the total salary and bonus of the individual.


                                     -7-




(2) Mr. Cunningham has 5,151 shares of restricted stock in the aggregate which have a total value of $69,538 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing average bid and ask price as of the last day of the 1996 fiscal year). Dividends, if any, are paid on the restricted stock awarded. Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Bank.
(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing average bid and ask price as of the date of grant.
(4) Such options by their term shall be first exercisable at the rate of one-fifth per year beginning on the anniversary date of the date that the option was granted (July 27, 1995).
(5) Consists of an allocation of 391.39 and 747.29 shares of Common Stock under the ESOP as of March 31, 1995 and 1996, with a fair market value of $4,008 and $10,088, respectively, at March 31, 1996.


Employment Agreement

      The Bank entered into an employment agreement with William L. Cunningham, its President and Chief Executive Officer. The employment agreement is for a term of three years with a base salary of $60,900. The agreement may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Cunningham without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of termination of employment in connection with, or within one year after, any change in control of the Association, Mr. Cunningham will be paid in a lump sum equal to 2.99 times his average five year compensation. The aggregate payments that would be made would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. Such payments to Mr. Cunningham would have been approximately $182,091 had there been a change in control of the Bank as of March 31, 1996, and his employment terminated at such time. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Other Benefits

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

      The ESOP is funded by periodic contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 41,210 shares of the Common Stock issued in the Conversion, representing 8% of shares outstanding. This loan is secured by the shares purchased and the earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank anticipates contributing annually to the ESOP to meet principal obligations and such other amounts to pay accrued interest to the Company under the ESOP loan. This loan is expected to be fully repaid in not more than 10 years. The ESOP expense for the fiscal year ended March 31, 1996, was $52,951 and 4,121 shares were released for allocation to participant accounts. Benefits under the ESOP are allocated pro rata based upon participant compensation paid during a plan year. At March 31, 1996, 6,181 shares were allocated to participant accounts.

      The Board of Directors has appointed Directors Camerer, Cunningham, and Powell to the ESOP Committee to administer the ESOP. Directors Camerer, Powell, and Seamans serve as the ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

401(k) Salary Deferral Plan

      The Bank will sponsor a tax-qualified defined contribution salary deferral plan ("401(k) Plan") for the benefit of its employees. Employees become eligible to participate under the Plan after age 18 and completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer up to 15% of compensation, not to exceed applicable limits under the Code (i.e., $9,500 in 1996). The first 6% of employee savings shall be matched by a company contribution of up to $0.50 for each $1.00 of employee contribution. Such matching contributions shall be 100% vested following completion of four years of service. Additionally, the Bank may make a discretionary contribution to the plan for the benefit of all participants. Such benefits are allocated to participant accounts as a percentage of base compensation of such participant to the base compensation of all participants. At the end of each fiscal year, the Board of Directors may determine whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Bank retained income, profits, regulatory capital and employee performance.

1994 Stock Option Plan

      The Board of Directors adopted the 1994 Stock Option Plan (the "Option Plan") which was approved by stockholders on July 27, 1995. Pursuant to the Option Plan, a number of additional authorized shares equal to up to 10% of the Common Stock issued in the Conversion are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and Bank from time to time under the Option Plan (i.e., 51,512 shares). The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made. Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 2,575 shares of Common Stock were granted to each of the non-employee directors.

      The following tables set forth additional information concerning options granted under the Option Plan.


                            OPTION/SAR GRANTS TABLE

                     Option/SAR Grants in Last Fiscal Year
                                                                                      Potential Realizable Value
                                                                                          at Assumed Annual
                                                                                         Rates of Stock Price
                                                                                           Appreciation for
                          Individual Grants                                                 Option Term(1)
                                             % of Total
                           # of Securities   Options/SARs     Exercise
                              Underlying       Granted to      or Base
                             Options/SARs    Employees in       Price      Expiration
Name                         Granted(#)(2)   Fiscal Year       ($/Sh)         Date         5%         10%
William L. Cunningham           12,878          40.3%         $12.625       July 26,    $102,249   $259,118
                                                                              2005

- -----------------

(1)   Based upon an exercise price of $12.625 per share and the closing average bid and ask price of $13.50 as of March
      31, 1996, and a ten year term of the options.



                 OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

         Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value

                                                         Number of Securities
                                                         Underlying Unexercised       Value of Unexercised
                                                             Options/SARs           In-The-Money Options/SARs
                                                           at FY-End (#)(1)             At FY-End ($)(1)(2)
                       Shares Acquired       Value
Name                   on Exercise(#)      Realized($)  Exercisable/Unexercisable    Exercisable/Unexercisable

William L. Cunningham         --            $  --               -- /12,878                $   --/$11,268



(1) No Stock Appreciation Rights (SARs) have been awarded under the Option Plan.
(2) Based upon an exercise price of $12.625 per share and the closing average bid and ask price of $13.50 as of March 31, 1996.

Management Stock Bonus Plan

      The Board of Directors of the Bank has adopted the MSBP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 20,605 shares of Common Stock). Awards under the MSBP were made in recognition of prior and expected future services to the Bank by its directors and executive officers responsible for implementation of the policies adopted by the Bank's Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Non-employee directors were awarded 1,030 shares of Common Stock pursuant to the MSBP. See "- Executive Compensation - Summary Compensation Table" with respect to awards to named executive officers.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Bank had no "interlocking" relationships existing on or after April 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Except as set forth below, the loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Since February 1992, the Bank's affiliates must qualify for loans on terms and conditions comparable to those for similar transactions with non-affiliates. Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.

      The following table sets forth the indebtedness of certain executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time since April 1, 1995 in an amount in excess of $60,000 and consists of loans made prior to February 1992. The information set forth below only includes any amounts originated before March 31, 1995.


                                                        Largest
                                                         Amount
                                                      Outstanding
                                                         Since         Balance at     Interest
Name and Position        Date of Loan  Type of Loan   April 1, 1995   March 31, 1996    Rate
- -----------------        ------------  ------------   -------------   --------------   -----

William L. Cunningham,     5-17-84       Mortgage         $ 67,621         $60,685      9.48%
President, Chief Executive  7-9-79       Mortgage           11,807           3,498      8.48
Officer and Director


H. Stephen Ochs,           10-28-84      Mortgage           44,984              --      9.25
Director                   10-31-84      Mortgage           26,239          13,956      8.47



      In  addition,  Keith  Camerer,  a  director,  owns 50% of Jelsma  Abstract
Company, an abstract and title company. During fiscal 1996, Jelsma abstract received payments from the Bank of approximately $14,000 for title and abstract services provided to the Bank.


                 II -- RATIFICATION OF APPOINTMENT OF AUDITORS

      Regier Carr & Monroe, L.L.P., was the Company's independent public accountant for the fiscal year ending March 31, 1996. The Board of Directors has approved the selection of Regier Carr & Monroe, L.L.P., as its auditors for the fiscal year ending March 31, 1997, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P., is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P., as the Company's auditors for the fiscal year ending March 31, 1997.


                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


                                 MISCELLANEOUS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's Annual Report to Stockholders for the year ended March 31, 1996, including financial statements, will be mailed to all stockholders of record as of the close of business on June 7, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 120 North Division, Guthrie, Oklahoma 73044, no later than February 18, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.



                                  FORM 10-KSB

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, EXCLUDING EXHIBITS, FOR THE FISCAL YEAR ENDED MARCH 31, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GUTHRIE SAVINGS, INC., 120 NORTH DIVISION, GUTHRIE, OKLAHOMA 73044.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Deborah Kay Mason
                                    Deborah Kay Mason
                                    Secretary

Guthrie, Oklahoma
June 18, 1996

Annex A


                             GUTHRIE SAVINGS, INC.
                              120 NORTH DIVISION
                           GUTHRIE, OKLAHOMA  73044
                                (405) 282-2201

                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 18, 1996

      The undersigned hereby appoints the Board of Directors of Guthrie Savings, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the office of the Guthrie Federal Savings Bank, 120 North Division, Guthrie, Oklahoma on July 18, 1996, at 5:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                   FOR       WITHHELD

1.     The election as director of the nominee
       listed below:                               |_|          |_|

       James V. Seamans


                                                 FOR        AGAINST    ABSTAIN

2.     The ratification of the appointment of
       Regier Carr & Monroe, L.L.P., as
       independent auditors of Guthrie Savings,
       Inc., for the fiscal year ending
       March 31, 1997.                           |_|          |_|        |_|

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

      The  Board  of  Directors   recommends  a  vote  "FOR"  the  above  listed
proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated June 18, 1996.


                                       |_|  Please check here if you
Dated:                  , 1996              plan to attend the Meeting.
       ----------------

_________________________               _________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


________________________                ________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.

Annex B
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Guthrie Savings, Inc.
               (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
            6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)


      (4) Proposed maximum aggregate value of transaction:


      (5)  Total fee paid:


  [ ] Fee paid previously with preliminary materials.


  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:


      (2) Form, Schedule or Registration Statement No.:


      (3) Filing Party:


      (4) Date Filed: